FIRST AMENDMENT

TO

LOAN AGREEMENT

among

GENERAL GROWTH PROPERTIES, INC.,
as Borrower,

and

THE LENDERS PARTY HERETO,
as Lenders,

and

THE GUARANTORS PARTY HERETO,
as Guarantors,
and
U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent.

Date:    As of July 23, 2013

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FIRST AMENDMENT TO LOAN AGREEMENT
This First Amendment to Loan Agreement (as amended, modified or supplemented from time to time, this “Amendment”) is dated as of July 23, 2013 among GENERAL GROWTH PROPERTIES, INC., a Delaware corporation (“Borrower”); each of the lenders listed on the signature pages hereof (“Lenders”); each of the guarantors listed on the signature pages hereof (each, a “Guarantor” and collectively, “Guarantors”); and U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Guarantors, Lenders, Administrative Agent, and the other parties from time to time party thereto entered into a Loan Agreement dated as of April 26, 2013 (the “Loan Agreement”);
WHEREAS, the parties now desire to make certain amendments to the Loan Agreement as set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Definitions. Except as otherwise expressly provided for in this Amendment, capitalized terms used in this Amendment shall have the meanings assigned thereto in the Loan Agreement.

2.	Amendments to Loan Agreement.
2.1    The definition of “Change of Control” in Section 1.1 of the Loan Agreement is hereby amended by inserting “or” between (ii) and (iii) in clause (a) thereof.
2.2    The definition of “Eligible Assignee” in Section 1.1 of the Loan Agreement is hereby amended by inserting “or the United States” after “located in the country in which it is organized” in clause (ii)(y) thereof.
2.3    The definition of “LIBOR Rate” in Section 1.1 of the Loan Agreement is hereby amended by replacing “such rate rounded up to the nearest one sixteenth percent” with the phrase “such rate rounded upwards, if necessary, to the nearest 1/1000 of 1%”.
2.4    Sections 2.6(4)(b), 2.6(5) and 2.6(6)(b) of the Loan Agreement are each hereby amended by replacing the word “predicted” with “predicated”.
2.5    Section 2.8(2)(c) of the Loan Agreement is hereby amended by replacing the phrase “except as provided in Section 2.4(4)” with “except as provided in Section 2.9(4)”.
2.6    Section 2.9(4)(a) of the Loan Agreement is hereby amended by replacing the phrase “would otherwise be applied to such Lender’s Loans” to “would otherwise be applied to such Lender’s LIBOR Loans”.
2.7    Section 4.1(2) of the Loan Agreement is hereby amended by replacing the phrase “Upon and occurrence” with “Upon an occurrence”.

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3.
Representations and Warranties. Borrower and each Guarantor hereby represent and warrant that the representations and warranties of Borrower and each Guarantor contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct in all material respects (except to the extent that any representation or warranty that is qualified by materiality shall be true and correct in all respects) as such representations and warranties may have changed based upon events or activities not prohibited by the Loan Agreement on and as of the Effective Date (as defined below), before and after giving effect to this Amendment, as though made on and as of such date. Borrower and each Guarantor further represent and warrant that the factual matters described herein are true and correct as of the date hereof.

4.
Effectiveness of Amendment. This Amendment shall become effective as of the date first above written (the “Effective Date”) when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by Borrower, each Guarantor, Administrative Agent and the Lenders (or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment).

5.
Costs and Expenses. Borrower agrees to pay within five (5) Business Days of receipt of written demand from Administrative Agent all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and any instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 12.5 of the Loan Agreement.

6.
Certain Definitions. On and after the Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

7.
Ratification. The Loan Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.

8.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

9.
Guarantor Consent. By its signature below, each Guarantor, as a Guarantor under the Repayment Guaranty dated as of April 26, 2013 in favor of Administrative Agent, for its benefit and for the benefit of the Lenders, hereby consents to this Amendment and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Repayment Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

10.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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11.	[Balance of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunder duly authorized, as of the date first above written.

BORROWER:
GENERAL GROWTH PROPERTIES, INC., a Delaware corporation

By:	/s/ Marvin J. Levine Name: Marvin J. Levine, Esq. Title: Authorized Signatory
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GUARANTORS:
GGPLP REAL ESTATE HOLDING I, INC.

By:	/s/ Marvin J. Levine Authorized Signatory
GGP, INC.

By:	/s/ Marvin J. Levine Authorized Signatory
GGP REAL ESTATE HOLDING II, INC.

By:	/s/ Marvin J. Levine Authorized Signatory
GGP LIMITED PARTNERSHIP II

By: GGP, Inc., its general partner

By: /s/ Marvin J. Levine
         Authorized Signatory

GGP LIMITED PARTNERSHIP

By: GGP, Inc., its general partner

By: /s/ Marvin J. Levine
         Authorized Signatory

GGPLP L.L.C.

By: GGP Limited Partnership, its managing          member

By: GGP, Inc., its general partner

By: /s/ Marvin J. Levine
             Authorized Signatory

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GGPLP REAL ESTATE, INC.

By:    /s/ Marvin J. Levine
         Authorized Signatory

GGPLPLLC 2010 LOAN PLEDGOR     HOLDING, LLC

By:    /s/ Marvin J. Levine
        Authorized Signatory

GGPLP 2010 LOAN PLEDGOR HOLDING,     LLC

By:    /s/ Marvin J. Levine
        Authorized Signatory

GGPLP REAL ESTATE 2010 LOAN     PLEDGOR HOLDING, LLC

By:    /s/ Marvin J. Levine
        Authorized Signatory

GGPLPLLC 2010 LOAN PLEDGEE, LLC

By:    /s/ Marvin J. Levine
        Authorized Signatory

GGPLP 2010 LOAN PLEDGEE, LLC

By:    /s/ Marvin J. Levine
        Authorized Signatory

GGPLP REAL ESTATE 2010 LOAN     PLEDGEE, LLC

By:    /s/ Marvin J. Levine
        Authorized Signatory

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ADMINISTRATIVE AGENT:
U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Dennis Redpath Name: Dennis Redpath Title: Senior Vice President
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LENDER:
U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Dennis Redpath Name: Dennis Redpath Title: Senior Vice President
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LENDER:
ROYAL BANK OF CANADA

By:	/s/ Dan LePage Name: Dan LePage Title: Authorized Signatory
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LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Winita V. Lau Name: Winita V. Lau Title: Vice President
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LENDER:
BANK OF AMERICA, N.A.

By:	/Cheryl Sneor Name: Cheryl Sneor Title: Vice President
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LENDER:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Richard Pulido Name: Richard Pulido Title: Vice President
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LENDER:
AAREAL CAPITAL CORPORATION

By:	/s/ Alan L. Griffin Name: Alan L. Griffin Title: General Counsel

By:	/s/ David Goldman Name: David Goldman Title: Executive Director
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LENDER:
MORGAN STANLEY BANK, N.A.

By:	/s/ Kristin Sansone Name: Kristin Sansone Title: Authorized Signatory
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LENDER:
UNION BANK, N.A.

By:	/s/ Gregory A. Conner Name: Gregory A. Conner Title: Assistant Vice President
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LENDER:
PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joel Dalson Name: Joel Dalson Title: Vice President
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LENDER:
THE BANK OF NOVA SCOTIA

By:	/s/ Frank Ottavino Name: Frank Ottavino Title: Director
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LENDER:
MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Mark A. Cunningham Name: Mark A. Cunningham Title: Vice President
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LENDER:
RAYMOND JAMES BANK, N.A.

By:	/s/ Ted Long Name: Ted Long Title: Assistant Vice President
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LENDER:
CIT FINANCE LLC

By:	/s/ John Monaghan Name: John Monaghan Title: Director
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LENDER:
THE BANK OF NEW YORK MELLON

By:	/s/ Carol Murray Name: Carol Murray Title: Managing Director
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LENDER:
COMPASS BANK

By:	/s/ Brian Tuerff Name: Brian Tuerff Title: Senior Vice President
[Signatures end]

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